FORM 8-K
                                                                        --------


                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  reported)     September  27,  2002

                           USA VIDEO INTERACTIVE CORP.
             (Exact name of registrant as specified in its chapter)
             ------------------------------------------------------

             WYOMING                    0-29651              06-15763-91
    (State or other jurisdiction     (Commission          (IRS Employer
       of incorporation              File Number)          Identification No.)
       ----------------          ------------          -------------------

                      70 ESSEX STREET, MYSTIC, CONNECTICUT              06355
                    (Address of principal executive offices)          (Zip Code)
                    ----------------------------------------          ----------

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On September 27, 2002, the Registrant announced that four employees of its wholly owned subsidiary USVO Inc. have filed a complaint with the Connecticut Department of Labor with respect to outstanding wages. The Registrant has been in contact with the Connecticut Department of Labor. The Registrant intends to satisfy this obligation forthwith.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  99.1     News  Release  dated  September  27,  2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       USA  VIDEO  INTERACTIVE  CORP.


Date:     September  27,  2002          By:     /s/  Anton  J.  Drescher
          --------------------                  ------------------------
                                                ANTON  J.  DRESCHER,
                                                CORPORATE  SECRETARY

September  27, 2002  - MYSTIC, CONNECTICUT - USA Video Interactive (OTCBB: USVO;
TSX: US; BSE/FRANKFURT: USF; HTTP://WWW.USVO.COM/) wishes to advise that four employees of its wholly owned subsidiary USVO Inc. had filed a complaint with the Connecticut Department of Labor with respect to outstanding wages. The Company has been in contact with the Connecticut Department of Labor. The Company intends to satisfy this obligation forthwith.

ABOUT  USA  VIDEO  INTERACTIVE
USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The Company developed its StreamHQ architecture to provide a wide range of business customers with value-added media delivery services. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy. For more information, visit www.usvo.com.
                     ------------

USA VIDEO INTERACTIVE Corporate Headquarters Office: 70 Essex Street, Mystic, CT 06355 (860) 572-1560; Canada Office: 507 - 837 West Hastings Street, Vancouver, BC V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock
Exchanges: USF. CUSIP 902924208. The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact Edwin Molina (860) 572-1560; info@usvo.com
            -

The press release may contain forward-looking statements. Actual results may differ materially from those projected in any forward-looking statements. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.